© 2021 • Equinix The World’s Digital Infrastructure Company™ Charles J. Meyers President & CEO

Public disclosure statement

Forward-looking statements

- Except for historical information, these presentation slides and related webcast contain forward-looking statements, which include words such as "believe," "anticipate," and "expect." These forward-looking statements involve risks and uncertainties that may cause Equinix's actual results to differ materially from those expressed or implied by these statements. Factors that may affect Equinix's results are summarized in our annual report on Form 10-K filed on February 19, 2021 and in our quarterly report on Form 10-Q filed on April 30, 2021 with the Securities and Exchange Commission. All statements contained in these presentations and related webcast are made only as of the date set forth at the beginning of this presentation. Equinix undertakes no obligation to update the information contained in these presentation slides and related webcast in the event facts or circumstances subsequently change.

Non-GAAP information

- This presentation contains references to certain non-GAAP financial measures. For definitions of terms including, but not limited to, "Cash Gross Profit," "Cash Gross Margins," "Cash SG&A," "Adjusted EBITDA," "Funds From Operations," "Adjusted Funds From Operations," and "Adjusted Net Operating Income," and a detailed reconciliation between the non-GAAP financial results presented in this presentation and the corresponding GAAP measures, please refer to the appendix that accompanies these presentation slides and related webcast.

© 2021 • Equinix 2

Equinix Analyst Day 2021: Key themes and takeaways

1 Strong execution fueling significant momentum

- Delivering strong bookings momentum
- 73 quarters of consecutive growth
- Channel is a force multiplier and is accelerating
- >100MW of xScale™ leasing
- Equinix Fabric™ eclipsed $100M of annual recurring revenue
- BBB investment grade ratings

2 Secular trends creating extraordinary opportunity

- Accelerating demand for digital expands opportunity for Equinix
- Hybrid multicloud remains the IT architecture of choice
- Digital leaders' needs are distributed, on-demand and ecosystem connected
- Total addressable market expanding rapidly

3 Trends reinforcing our distinctive advantage

- Vibrant, diverse and growing ecosystems of ~10,000 customers
- Unmatched reach spanning 60+ markets
- Most cloud on-ramps
- Track record of service excellence
- Disciplined capital allocation, optimal capital structure and strong balance sheet create strategic advantage

4 Three-pronged strategy driving growth and leverage

- Scaling the business to respond to growing demand
- Extending our reach in new markets and ramping xScale
- Innovating our Digital Infrastructure Services to anticipate the future needs of digital leaders

5 Delivering durable value to stakeholders

- Attractive revenue and AFFO/share growth
- On track for 100% clean and renewable energy
- Aiming to deliver against SBT and achieve climate neutrality by 2030
- Creating a culture where everyone can confidently say, "I'm safe, I belong, I matter"

© 2021 • Equinix 3

Equinix

the world's digital infrastructure company™

+$1.6B
annual revenue[1,3]

+11
metros[2]

Fortune 500

+107,000
total interconnections[2,4]

+29
data centers[2]

221%
increase in xScale™ megawatts booked[2]

50%
reduction in carbon emissions[6]

~10,000
customers[5]

118%
increase in channel bookings[2]

+6pt
customer Net Promoter Score[2]

© 2021 • Equinix 4

Notes: [1]FY17 to FY20 comparison | [2]1Q18 and 1Q21 comparison | [3]As-reported in USD | [4]Includes physical and virtual interconnections | [5]1Q21 customer count | [6]Measured from 2015

Digital is accelerating across multiple vectors

1T

Devices
connected to the internet by 2030[1]

299B

Apps
downloaded by 2023[2]

1.4B

5G connections
worldwide by 2023, up 100x from 2019[2]

7.2PB

Traffic
per second, up 5x from 2017[3]

175ZB

Data
created worldwide by 2025[4]

© 2021 • Equinix 5 Notes: [1]World Economic Forum Digital Transformation Initiative, 2018 | [2]Cisco Annual Internet Report, 2020 | [3]Cisco Visual Networking Index, 2018 | [4]European Commission, 2019

Creating a massive economic opportunity across industries[5]

Devices[1] | **Apps[2]** | **5G connections[2]** | **Traffic[3]** | **Data[4]**



$10.3T
Consumer



$3.9T
Logistics



$3.8T
Automotive



$3.1T
Utility



$2.2T
Telecom

Notes: [1]World Economic Forum Digital Transformation Initiative, 2018 | [2]Cisco Annual Internet Report, 2020 | [3]Cisco Visual Networking Index, 2018 | [4]European Commission, 2019 | [5]Estimated opportunity by 2025, World Economic Forum Digital Transformation Initiative, 2018

© 2021 • Equinix 6

Digital leaders use Equinix because their infrastructure needs are distributed

Macro Trend

50%+

estimated share of enterprise data that will be generated at the edge[1]

Manifestation at Equinix

Growth in three-region customers

37%

1Q18 – 1Q21

Three-region MRR

62%

58%

1Q18 – 1Q21

2021 Customer Deployment Profile
(Top 100 Customer Average)

	Service Provider	Enterprise[2]
Regions	2.7	2.6
Countries	11	6
Metros	19	8

© 2021 • Equinix 7

Notes: [1]IDC Data Age 2025 | [2]Financial & Enterprise customers

Digital leaders use Equinix because their infrastructure needs are **on demand**

Macro Trend

81%

of organizations are either committed to or pursuing software-defined strategies in 2020[1]

2.3x

Increase in importance of XaaS to organizations' business success[2]

Manifestation at Equinix

API-Enabled Transactions[3]

(Last 4 QTR Total)


34%
(CAGR)
1Q18
1Q21

Interconnection Growth Rate

(Indexed to 1Q18)


Unit Growth
Revenue Growth
3.3x
Virtual
4.0x
1.3x
Physical
1.4x
1Q18
1Q21

© 2021 • Equinix 8

Notes: [1]IHS World Industry Service, McKinsey analysis | [2]Factiva, BCG analysis | [3]Transactions are create, update, and delete actions

Digital leaders use Equinix because their infrastructure needs are ecosystem-connected

Macro Trend

30%
of revenues across the global economy are expected to be ecosystem-driven by 2025[1]

Manifestation at Equinix

Total Interconnection
(Top 100 Customers)


21%
1,700
1,400
40%
427
306
Service Provider
Enterprise 2

Unique # of Z-Side Partners
(Top 100 Customers)


1Q18
1Q21
33%
156
118
19%
64
54
Service Provider
Enterprise 2

© 2021 • Equinix 9

Notes: [1]IHS World Industry Service, McKinsey analysis | [2]Financial & Enterprise customers

Customer needs are reshaping demand, creating significant new growth vectors

Growing demand for digital infrastructure…


Reference size: $10B
As a Service
Hyperscale
Private Cloud
Interconnection and Cloud Networking
Retail Colo
Growth Rate
Equinix Addressability

…resulting in an expanding TAM[3]

($B)


Digital Infrastructure Services[2]
Hyperscale[1]
Retail Colocation[1]
$60
$80+
16% (CAGR)
6% (CAGR)
2021E
2025E

© 2021 • Equinix 10

Notes: [1]Synergy Research, "Custom Colocation Forecast," October 2020 | [2]Equinix analysis supported by industry analyst firms | [3]TAM = total addressable market

Ecosystems continue to grow in importance, with cloud in a hyper-growth phase

Cloud and IT

10 out of Top 10
Cloud Infra. Service Providers[1]

Content

10 out of Top 10
Global Media Owners[2]

Network

10 out of Top 10
Largest Telecom Companies[3]



29%
Mix%[6]
▲9%
CAGR[7]
Peering
Network
25%
Mix%[6]
▲16%
CAGR[7]
+17%
CAGR[8]
Interconnection Revenue Growth
5%
Mix%[6]
▲7%
CAGR[7]
Trading
Cloud
16%
Mix%[6]
▲27%
CAGR[7]

Enterprise

84% of Forbes Top 100
Digital Companies[4]

Financial

8 out of Top 10
World's Largest Banks[5]

Notes: [1]Synergy Research, 2021 | [2]Zenith, 2017 | [3]Fortune Global 500, 2020 | [4]Forbes Top 100 Digital Companies, 2019, as compared to 1Q21 Equinix customer list | [5]S&P Global, 2021 | [6]% of total interconnections | [7]1Q18 through 1Q21 3-Yr CAGR | [8]Interconnection revenue 2016 through 2021E 5-Yr CAGR, as –reported.

© 2021 • Equinix 11

Cementing Equinix's role in enabling the IT architecture of choice

Cloud on-ramps by metro



SE
VA
DE
CH
TR
PH
MT
NY
BO
LS
DB
MA
LD
PA
HE
SK
AM
DU
HH
WA
FR
SH
SL
OS
TY
Brazil
Australia
SV
LA
MX
DA
HO
AT
MI
DC
BG
SP
RJ
MD
BA
GV
ZH
ML
DX
SO
MU
SG
PE
ME
CA
SY
HK
CSP
AWS
Azure
Google
IBM
Alibaba
Oracle
On-Ramp Availability
EQIX On-Ramp
Non-EQIX On-Ramp

Sources: On-ramp provider websites as of Mar. '21. Includes the six largest providers of direct cloud on-ramps (AWS, Azure, GCP, IBM, ORCL, BABA)

© 2021 • Equinix
12

Building on our distinctive advantages to propel growth and leverage

Scale	Extend	Innovate
Bookings Momentum	New Geographies	Features
Capacity Growth	xScale™	Services
Operating Leverage		Automation
		Experience

© 2021 • Equinix 13

Scale

Our bookings engine continues to scale[1]

Growing Interest	Strengthening Sales Capacity	Leveraging Channel as a Force Multiplier	Scaling Growth Through Digital	Resulting in Consistent Growth
29% (CAGR)	36%	13%	24% (CAGR)	9% (CAGR)
1.3M	610	32%	247K	1.6B
0.6M	450	19%	132K	1.2B
Branded Search	Quota-bearing Headcount	Channel Contribution	Self-Service Transactions	Quarterly Revenue[2]

© 2021 • Equinix 14

Notes: [1]1Q18 to 1Q21 | [2]As-reported in USD

Scale

Expanding capacity to capture accelerating demand

5 Continents | **26** Countries | **63** Metro Areas | **229** Data Centers

Adding over **27,000** retail cabinets by Q2 2022[1]



AMERICAS
VANCOUVER
CALGARY
KAMLOOPS
WINNIPEG
SEATTLE
OTTAWA
MONTREAL
TORONTO
SAINT JOHN
CHICAGO
SILICON VALLEY
DENVER
BOSTON
NEW YORK
PHILADELPHIA
WASHINGTON, D.C.
CULPEPER, VA
DALLAS
LOS ANGELES
ATLANTA
MONTERREY
HOUSTON
MIAMI
MEXICO CITY
BOGOTÁ
SÃO PAULO
RIO DE JANEIRO
Equinix Location Planned Expansion
Equinix Location
Equinix Fabric™ Location
Equinix Fabric Planned Expansion
★ Partner Data Center
*Provides connectivity to local clouds within the UAE.
EMEA
HELSINKI
STOCKHOLM
MANCHESTER
DÜSSELDORF
AMSTERDAM
DUBLIN
LONDON
HAMBURG
WARSAW
BRUSSELS*
FRANKFURT
PARIS
MUNICH
BORDEAUX
GENEVA
MILAN
SOFIA
MADRID
ZURICH
GENOA
ISTANBUL
BARCELONA
SEVILLE
LISBON
DUBAI^
ABU DHABI
MUSCAT
ASIA-PACIFIC
OSAKA
TOKYO
SEOUL
SHANGHAI*
HONG KONG
SINGAPORE
BRISBANE
PERTH
ADELAIDE
SYDNEY
MELBOURNE
CANBERRA
MUMBAI

Adding **~70MW** of xScale™ capacity by Q2 2022[1]

Note: [1]Expected capacity adds from 1Q21 to 2Q22

© 2021 • Equinix 15

Scale

Investing in key markets

Silicon Valley


Dallas


Chicago


Washington DC


New York


Sao Paulo


Miami


London


Amsterdam


Paris


Frankfurt


Tokyo


Osaka


Singapore


Hong Kong


Sydney


© 2021 • Equinix 16

!"#$#%"&"'()*+*, 6+%A%0?'*@,+.-%0?'$,A,+.?,'.0('.'(%CC,+,0-%.-,('&")-*/,+',3@,+%,0&, %1 L5#%& C,'#50$%(#*,9#*-'<#'%()* 5(<*.%$$%()*#B;#'%#(7#*6-'* <%)%,5$*7-(+10;,%-(* K.%%.0N( 3;F&$.&05&( C75$#*795((#$*+5$#+* ,9'-1)9*5(*51,-05,#<* +#$$P,9'-1)9*#B;#'%#(7# !"#00&%( 3;F&$.&05& C,5(<5'<%g#*)$-.5$* 61$6%$$0#(,*;'-7#++#+* 8%,9*#(95(7#<*,--$%()*O&%.P&$,( 3;F&$.&05& E(5.$#*LHi: ,#79(%7%5(* -6*,9#*61,1'#* EKQ(7&5"( 3;F&$.&05& N@,+.-%0?' P,A,+.?, 6%CC,+,0-%.-,(' 13@,+%,0&,

Extend

Differentiating Platform Equinix® through ubiquitous reach

	Before 2010	2010-2013	2014-2017	2017-Present [3]
% of World GDP[2]	45%	66%	74%	80%
Countries Ranked #1[1]	1	2	16	19

Percent of Total Countries



Expansion Possibilities

(Under Review)


Denmark
Belgium
Austria
Chennai
Hyderabad
Ghana
Nigeria
Kenya
Thailand
Malaysia
Philippines
Indonesia
Chile
South Africa

Notes: [1]Number of Equinix countries ranked as #1 by market share; based on historical market share rankings, Synergy Research, as compared to total number of countries | [2]The World Bank, 2019 GDP figures | [3] India included but deal subject to the satisfaction of closing conditions

© 2021 • Equinix 18

Extend

Delivering against our xScale™ vision

Strategic Rationale

- Strengthen ecosystems and extend interconnection leadership
- Serve as a magnet to attract enterprise deployments
- Deepen relationships with top CSPs
- Drive campus data gravity

Leading global IaaS providers

Top cloud providers

Top global SaaS providers



Right Customers
Focused execution
Right Deployments
Right Markets

Enhance ecosystems

Data center core: edge/gateway

New platforms (AR/VR/IOT): network node

Focus where xScale protects and extends interconnection leadership

Prioritize large enterprise markets

Selective new entry potential

© 2021 • Equinix 19

Extend

Accelerating hyperscale momentum and extending cloud leadership

Hyperscalers Total MW Installed


Large
Footprint
(1MW+)
50%
CAGR
238
JV xScale™
Transitional[1]
EQIX Owned
70
Retail
(<1MW)
87
17%
CAGR
138
1Q18
1Q21

Cloud On-Ramps


24%
(CAGR)
175
91
1Q18 – 1Q21

Interconnections to Hyperscalers[2]


34%
(CAGR)
43K
18K
1Q18 – 1Q21

Notes: [1]Deployments at previously EQIX owned sites but transitioning to JV xScale | [2]Excluding ICs where customers connect to themselves

© 2021 • Equinix 20

Innovate

Innovating for the digital leaders of today and tomorrow

Data Center Services

Building on our strategic advantage with the world's largest footprint

- IBX® Data Centers
- Smart Hands®
- IBX Smartview®
- xScale™

Interconnection Services

Fueling the robust ecosystems that are a durable differentiator for our business

- Equinix Fabric™
- Equinix Internet Exchange®
- Equinix Connect
- Cross Connects

Digital Infrastructure Services

Making deployment of private cloud infrastructure simple and easy

- Equinix Metal™
- Network Edge
- Storage on Equinix Metal™

© 2021 • Equinix 21

Executing this strategy starts by being in service to one another

We strive to be a
magnet for talent...

THE MAGIC OF EQUINIX

FORTUNE WORLD'S MOST ADMIRED COMPANIES 2021

FAIRYGODBOSS BEST COMPANY – CURRENT –

glassdoor 2021 BEST PLACES TO WORK

Great Place To Work. Certified MAR 2021 - LUT 2022 POLSKA

...where everyone can say
"I'm safe, I belong, I matter"...

Women Leaders Network

PrideConnect

interASIANconnect

BlackConnect

GenteConnect

VetConnect

FaithConnect

YoungProfessionalsConnect

...with our culture at the heart of our
competitive advantage

Globally and Across Industries, Equinix is
Top 10% for Organizational Health[1]
and
Top 3% for Employee Satisfaction[2]

© 2021 • Equinix 22

Notes: [1]McKinsey Organizational Health Index | [2] Glint Global Employee Benchmark

With a bold commitment to global sustainability leadership



Sustainability Report
Highlights FY2020
2020 EQUINIX SUSTAINABILITY REPORT
FUTURE FIRST
Sustainability at Equinix
Our Approach
GOALS
Environment
Social
Governance
Reach 100% clean & renewable
Build a diverse & inclusive culture
Drive global responsibility
Design for the environment
Promote health & wellness
Advocate for change
Reduce resource use
Connect our communities
Integrate ESG

Environment

Do what it takes: To protect the planet

- 100% renewable energy goal and path to climate-neutral
- $3.7B in green bonds since FY20

Social

Do more for each other: To unleash potential

- Deepening inclusion, engagement and well-being
- $2.8 million corporate giving donations through Equinix Impact

Governance

Do what's right: To lead the way

- Engaging in public policy and advocacy
- Board-level ESG oversight and strategy

© 2021 • Equinix 23

Enabling distinctive and durable value for customers and shareholders


Growth + Leverage
More Customers
More Places
More Products
Scale
Extend
Innovate

© 2021 • Equinix 24

Equinix enables what matters and what’s next To be the platform where the world comes together, enabling the innovations that enrich our work, life and planet.

© 2021 • Equinix Innovating Platform Equinix® Sara Baack Chief Product Officer June 2021

Digital leaders harness our **trusted platform**

to bring together and interconnect the **foundational infrastructure** that powers their success

Customers are the driving force, guiding us to make hybrid multicloud easier

Platform Equinix®

Cloud Adopter

- Geo-specific
- Interconnected
- Technology Opinion
- Secure

Global Reach
Ecosystems
Interconnection
Trust

Cloud Native

- Virtual
- On demand
- Self-service
- Agile

© 2021 • Equinix 29

Our vision is physical infrastructure at software speed

Creating foundational digital infrastructure...

- Physical and virtual
- Network, compute, storage

Delivered through software...

- Programmatic
- Self-service
- On demand

Powering interconnected ecosystems.

- Ecosystem cultivation
- Transaction enablement

© 2021 • Equinix

We are delivering innovations across our portfolio

Data Center Services	Interconnection Services	Digital Infrastructure Services
Building on our strategic advantage with the world's largest footprint	Fueling the robust ecosystems that are a durable differentiator for our business	Making deployment of private cloud infrastructure simple and easy
IBX® Data Centers	Equinix Fabric™	Equinix Metal™
Smart Hands®	Equinix Internet Exchange®	Network Edge
IBX Smartview®	Equinix Connect	Storage on Equinix Metal™
xScale™	Cross Connects	

© 2021 • Equinix 31

Data center innovation supports an efficient and effective customer experience

Our Innovation Themes

Scalability	Digital Agility	Sustainability
Efficiency and responsiveness • Process automation for all IBX® interactions • Design-led standardization of the customer experience	**Ease and simplicity in doing business** • A digital experience for the majority of customer transactions • SaaS, API interfaces for monitoring and management	**The greenest place to operate** • Green-certified buildings • On target to reach 100% renewable energy • Climate neutral by 2030

© 2021 • Equinix 32

2018 Analyst Day | 2021 Analyst Day

Outcome is better, faster service for customers and operating leverage for Equinix

The Business Payoff

Increased Self-Service[1]

+23%
(CAGR)


132K
247K

Growth in portal self-service transactions means faster service for our customers and efficiencies for Equinix

Better PUEs[2]

-4%


1.57
1.51

Power optimization has translated to lower global PUEs even while expanding to new markets

Data Center Headcount Productivity[3]

+8%


$477K
$513K

Higher operational efficiency by improving our global revenue per resource

[1] Measures monthly self-service orders made online via EQIX portals.| [2] 2018 and 2020 annualized average power usage effectiveness (PUE) | [3] Q1 2018 and Q1 2021 revenue per IBX employee in stabilized IBX data centers in $ thousands

© 2021 • Equinix 33

Interconnection innovation makes business composable across partners and solutions

Our Innovation Themes

Footprint	Functions	Features
Ubiquitous access anywhere on Platform Equinix®	**Solutions to even more networking use cases**	**The widest set of ecosystem partners, reached on demand**
• Equinix Fabric™ nearly doubled, to 51 metros[1] • >30% growth in Equinix Connect and Equinix Internet Exchange®[1]	• New network time service launched Q1 • Cloud networking capabilities in development	• Automated discovery • Integrations to SaaS, IT and network partners over Equinix Fabric

[1] Expansion measured by metro count from Q1 2018 to current. Equinix Fabric 31 to 51; Equinix Internet Exchange 30 to 42; Equinix Connect 35 to 49

© 2021 • Equinix 34

Transformation from cloud on-ramp to global services fabric

Fortune 500 Financial Services Firm



Colocation
aws
Azure
IaaS Providers
servicenow
box
zoom
SaaS Providers
Owned Deployments
Network Edge
FERTINET
Network Services
verizon
Security Services
Equinix Metal™

© 2021 • Equinix 35

Outcome is powerful and unmatched network effect

2018 Analyst Day | **2021 Analyst Day**

The Business Payoff

Growing participants



133%
2,550+
1,100+

Equinix Fabric™ participants have more than doubled, helping virtual connections to grow at a multiple of physical

Increasing unit revenue[1]



+50%
$1,951
$1,300

Monthly recurring revenue per Equinix Fabric deployment is significantly higher as customers expand destinations and reach

Better stand-alone colo yield[2]



1.2x
1.3x
<20
20-99
100+
Number of interconnections

The more interconnected a customer deployment is, the higher the price yield on just the space and power

Strong retention[3]

3x

Customer deployments with Equinix Fabric included have retention rates three times higher than deployments without Equinix Fabric

[1] Based on an Equinix Fabric deployment - defined as Equinix Fabric revenue by each unique customer and IBX® combination. | [2] Colo yield is defined as the space and power monthly recurring charges per kVA and interconnection counts include both A-side and Z-side connections for any interconnection service. | [3] Measured 2018-2020 based on each unique customer and IBX combination.

© 2021 • Equinix 36

Digital infrastructure innovations “cloudify” the colocation deployment experience

Our Innovation Themes

Presence	Partners	Programmability
Global availability of virtual deployment capabilities	**Pre-integration with your choice of vendors**	**Programmable interfaces and tools to consume and manage**
• Network Edge targeting >25 Equinix metros[1] • Equinix Metal™ >18 metros	• Complete roster of branded network functions and vendors • Expanded storage vendors integrated with Equinix Metal	• Orchestrate through APIs • Integrated into dev/ops workflow tools

[1] Network Edge currently deployed in 15 metros, expected to reach >25 metros by end of year

© 2021 • Equinix 37

Customers can build a fully virtual deployment with the components from our digital infrastructure services portfolio

Buy, Build & Manage

A physical deployment


Compute
Storage
Networking
Equinix Fabric™

Access & Assemble

A virtual deployment


Equinix Fabric™
Equinix Metal
Storage (Metal)
Network Edge
Equinix Metal™
Storage (Metal)
Network Edge

© 2021 • Equinix 38

Customers maximize choice and agility by integrating physical and virtual together

Fortune 100 wholesale distribution company



aws
Azure
BT
Azure
aws
BT

"We can leverage this kind of interconnection and edge technology on Platform Equinix to make leaps and bounds.

To be honest, we built this digital infrastructure with Equinix from our homes – sitting on the couch in a t-shirt and shorts."

© 2021 • Equinix 39

Outcome is strong revenue growth and yield at comparable or better ROIC

The Business Payoff

Faster revenue growth[1]



5x
Colo
Interconnection
Digital Infrastructure Services

While small, digital infrastructure services are growing five times faster than traditional colocation

Wallet share expansion[2]



>2x
~$15K MRR
~$34K MRR
Physical[3] Deployment
Virtual[4] Deployment

Expanding the TAM – virtual deployment produces significantly more revenue for Equinix than its physical analog

Significantly higher yield per cab



24x-30x
~$2K MRR
~$59K MRR
Colo
Network Edge & Equinix Metal™

Shared infrastructure drives amplified yields on the platform, at comparable or better ROIC

[1] Growth measured year over year for the period 1Q 2020 to 1Q 2021 normalized for the Packet 03/03/20 close | [2] Compares equivalent use cases and associated functionality typically deployed by customer in colocation vs. consumed through digital infrastructure services, and the associated MRR for Equinix. | [3] Physical deployment consists of space, power, and cross connects | [4] Virtual deployment consists of Equinix Metal™ servers, Network Edge virtual function instances and software licenses, and Equinix Fabric™ port/connections

© 2021 • Equinix
40

Delivering physical infrastructure at software speed

1

Delivering distributed, global access to digital ecosystems has been the core mission of Equinix

2

The need for this durable, distinctive value is only amplified today, both for cloud adopters and cloud natives

3

We are innovating to deliver that value in new ways – on demand, as a service and more tightly integrated with partners

4

The result is an expanding TAM, new wallet share opportunity, higher customer lifetime value and attractive returns

© 2021 • Equinix 41

© 2021 • Equinix Investing for Growth and Building our Global Platform Delivering durable, long-term shareholder value Keith Taylor Chief Financial Officer

Equinix Analyst Day 2021: Key themes and takeaways

1 Strong execution fueling significant momentum

- Delivering strong bookings momentum
- 73 quarters of consecutive growth
- Channel is a force multiplier and is accelerating
- >100MW of xScale™ leasing
- Equinix Fabric™ eclipsed $100M of annual recurring revenue
- BBB investment grade ratings

2 Secular trends creating extraordinary opportunity

- Accelerating demand for digital expands opportunity for Equinix
- Hybrid multicloud remains the IT architecture of choice
- Digital leaders' needs are distributed, on-demand and ecosystem connected
- Total addressable market expanding rapidly

3 Trends reinforcing our distinctive advantage

- Vibrant, diverse and growing ecosystems of ~10,000 customers
- Unmatched reach spanning 60+ markets
- Most cloud on-ramps
- Track record of service excellence
- Disciplined capital allocation, optimal capital structure and strong balance sheet create strategic advantage

4 Three-pronged strategy driving growth and leverage

- Scaling the business to respond to growing demand
- Extending our reach in new markets and ramping xScale
- Innovating our Digital Infrastructure Services to anticipate the future needs of digital leaders

5 Delivering durable value to stakeholders

- Attractive revenue and AFFO/share growth
- On track for 100% clean and renewable energy
- Aiming to deliver against SBT and achieve climate neutrality by 2030
- Creating a culture where everyone can confidently say, "I'm safe, I belong, I matter"

© 2021 • Equinix 44

Healthy ecosystem

Strong bookings momentum over the last five years



Channel Partner
Gross Bookings²
+49%
FY16
FY21E²

- **32%** of gross bookings from **channel**[1]
- **~11K** cabinet equivalents in **backlog**[1]
- **Net positive** pricing actions **~6%** of bookings[2]
- MRR churn target of **2.0 – 2.5%**

© 2021 • Equinix 45

[1]As of Q1 21 | [2]FY21 projected price adjusted gross bookings

Strong revenues growth[1]

73 **sequential** quarters of growth; our journey to global leadership


Asia-Pacific
EMEA
Americas
Markets Served
$3,612
41
2016
verizon
itconic
48
2017
INFOMART DATA CENTERS
metronode
52
2018
55
2019
packet
Bell
axtel
63
2020
GPX
$6,589
66
2021E[2]
22%[3]
33%[3]
45%[3]

[1]$ revenues in millions, as-reported | [2]FY21 guidance as announced on Form 8-K filed Apr 28, 2021. Figures represent mid-point of the guidance and do not constitute an update or reiteration of such guidance | Markets served includes the 63 markets reported in Q1 21 and three future markets in Bordeaux, Genoa and Mumbai | GPX India is not included in revenue guidance and subject to the satisfaction of closing conditions | [3]Regional revenues split as a percent of total revenues

© 2021 • Equinix 46

Successful execution track record[1]

Profitable and accretive growth; investing aimed at creating long-term shareholder value



Revenues
5,072
5,562
5,999
~10%
6,589
FY18
FY19
FY20
FY21E[2]
Organic
Acquisitions[3]
AFFO per Share
20.69
22.81
24.76
~9%
27.00
FY18
FY19
FY20
FY21E[2]
AFFO per Share
CAPEX
2,096
97
203
1,796
2,080
176
186
1,718
2,282
321
161
1,800
~25%
2,850
450
180
2,220
FY18
FY19
FY20
FY21E[2]
xScale
Recurring
Non-Recurring

[1] $ in millions except AFFO per Share, and as-reported | [2]FY21 guidance as announced on Form 8-K filed Apr 28, 2021. Figures represent mid-point of the guidance and do not constitute an update or reiteration of such guidance | [3]Acquisitions includes AM11, Axtel, Bell Canada data center assets and Packet

© 2021 • Equinix 47

History of platform-driven acquisitions

Creating $5 billion of accretion to shareholder value since 2016



Organic
Inorganic[1]
Enhancing Interconnection[2]
+60%
FY16
FY21E
New Markets[3]
+54%
+20 New Markets
FY16
FY21E
Adjusted EBITDA Contribution
+82%
FY16
FY21E
$5B[4]
of incremental market value created

[1]Reflects contributions from acquisitions starting in 2017 | [2]Number of Cross Connects as of Q1 21 | [3]Number of markets as of Q1 21 | [4]Estimated market value based on FY2021E Adj. FV/EBITDA multiple of 25.2x (Source: FactSet as of 03/23/2021, company filings, Wall Street research)

© 2021 • Equinix 48

Largest global platform[1]

Serving an expanding global customer base



AMERICAS
Canada
Silicon Valley
Chicago
New York
Dallas
Washington DC
Miami
US Other
SA Other
Sao Paulo
Americas HQ-Based Customers
EMEA HQ-Based Customers
Asia-Pacific HQ-Based Customers
Bubble size = Q1 2021 Recurring revenues
EMEA
Northern GEMs
London
Amsterdam
Frankfurt
Paris
EMEA Other
Southern GEMs
ASIA-PACIFIC
Tokyo
Hong Kong
Asia-Pacific Other
Singapore
Sydney

© 2021 • Equinix 49

[1]Regional split of each metro based on HQ location; includes xScale; revenues in $ millions and as-reported; excludes Packet

Ecosystems are unmatched[1]

Strong customer relationships

Networks


1,800
N/A
EQUINIX
DIGITAL REALTY
CORESITE
CyrusOne
QTS

Cloud On-Ramps


175
EQUINIX
DIGITAL REALTY
CORESITE
CyrusOne
QTS

Interconnections[2]


398
EQUINIX
DIGITAL REALTY
CORESITE
CyrusOne
QTS

Customers


~10,000
EQUINIX
DIGITAL REALTY
CORESITE
CyrusOne
QTS

Sources: Company filings; third-party research; public websites | [1]Reflects data as of Q1 21 | [2]Represents # of interconnections in thousands; includes physical and virtual cross connects from Synergy

© 2021 • Equinix 50

Interconnection growth

Interconnection is our key differentiator; growing at ~17% CAGR


15.9%
16.5%
16.8%
17.1%
18.1%
18 - 19%
FY16
FY17
FY18
FY19
FY20
FY21E[1]
Interconnection as % of Recurring Revenue
Interconnection Revenue


Components of Interconnection
6%
2%
9%
81%
6%
6%
11%
75%
FY16
FY21E[1]
Other[2]
Metro Connect®
Equinix Internet Exchange™
Equinix Fabric™
Cross Connect

[1]FY21E reflects guidance as announced on Form 8-K filed April 28, 2021. This does not constitute an update or reiteration of such guidance. Figures represent mid-point of guidance | [2]Other includes Network Edge and represents ~2% in FY16 and is estimated at ~4% in FY21

© 2021 • Equinix 51

Balance sheet a strategic asset[1]

Ratings[2] / Outlook

Moody's	S&P Global	Fitch Ratings
Baa3	BBB	BBB
Stable	Stable	Stable

Target net leverage consistent with investment grade ratings

$196M[6,7]

Annual interest savings from investment grade refinancings

Maximizing Financial Flexibility

Enterprise Value[3]	$86B
Liquidity Available[4]	$4.3B
Net Leverage Ratio	3.7x
Blended Borrowing Rate[5,6]	1.73%
Weighted Average Maturity[5]	9.7Y
Unsecured Debt[5]	99%
Fixed vs Floating[5]	95% vs 5%
Green Bonds / % of Total Bonds[3]	$3.7B / 33%

[1]As of Q1 21, pro forma for issuance of $2.6 billion notes on May 17, prepayment of SEK 2.4B term loan on May 17 and ¥41.6B term loan on May 18 and redemption of $1.25B 2027 notes on June 2. | [2]Upgraded by S&P & Fitch to BBB in April 2021. | [3]Market capitalization calculated as of market close on June 11, 2021 | [4]Includes cash, cash equivalents, short-term investments and undrawn revolver amount; excludes restricted cash and outstanding balance of letters of credit | [5]Excludes finance leases | [6]Includes the impact of cross-currency swaps, treasury locks and swap locks | [7]Excludes interest expense from incremental debt

© 2021 • Equinix 52

Disciplined capital allocation[1]

Strategic investments aimed at maximizing long-term shareholder value



Dividends
xScale[3]
Real Estate
Acquisitions
Product
CAPEX
5.5
6.1
4.6
3.1
4.8
4.4
2016
2017
2018
2019
2020
2021E[2]

	2016	2017	2018	2019	2020	2021E[2]
% of Revenues from Owned assets	36%	42%	54%	55%	55%	>56%

$9B
of capital allocated prior to **2016**

~$29B
of capital allocated **2016 – 2021**



[1]$ in billions and as-reported | [2]FY21 guidance as announced on Form 8-K filed Apr 28, 2021. This does not constitute an update or reiteration of such guidance. Figures represent our guidance range | [3]Includes both on and off-balance sheet

© 2021 • Equinix 53

Development capacity[1]

Healthy capacity to support expected future growth and sustainability

Retail
317,900[2]


Available
22%
Utilized
78%

Approved and Future
~54,200


Future Phases
49%
Approved Builds
51%

xScale
~38,700


xScale
19%
Future xScale
81%

Land Bank
~177,000


xScale Land Bank
33%
Retail Land Bank
67%

Targeting Optimal Utilization

[1]As of Q1 21. Approved builds and future phases in existing IBX data centers as announced on the April 28, 2021 earnings conference call. Acquisitions and land bank subject to change upon finalizing the integration process and land bank planning | [2]Excludes Axtel and Bell acquisitions

© 2021 • Equinix 54

Strategic firepower unmatched

Targeting optimum operating model and balance sheet

$86B

Enterprise Value[7]



Cash[6]
Credit Facility
Debt Value[6]
Equity Value[7]
EQUINIX
DIGITAL REALTY
CyrusOne
CORESITE
QTS

	Equinix	Digital Realty	CyrusOne	CoreSite	QTS
Net Leverage[1]	3.7x	5.6x	5.6x	5.1x	5.8x
LQA AFFO/Gross PP&E[2]	12%	7%	7%	9%	5%
Payout Ratio[3]	42%	72%	47%	99%	86%
Liquidity[4,6]	$4.3	$2.4	$1.2	$0.3	$0.6
Credit Rating[5]	BBB	BBB	BB+	NA	BB
Business Risk[5]	1	3	4	NA	4

S&P Business Risk: 1: Excellent, 6: Vulnerable

[1]Net Debt/LQA Adjusted EBITDA | [2]Company reported AFFO except for CyrusOne, which reflects reported normalized FFO; PP&E as of Q1 21 | [3]Q1 21 Dividends/AFFO | [4]Includes undrawn revolver capacity, cash on balance sheet and short-term investments, net of restricted cash and drawn letters of credit | [5]S&P rating | [6]Pro forma for Equinix Q2 Refinancing activities | [7]Source: Company filings, FactSet, Market Data as of 6/11/2021

© 2021 • Equinix 55

xScale is gaining momentum[1]

Total Capital Investment by Year – All JVs



2
6
14
16
17
17 - 20
2
8
19
24
29
30 - 45
# of markets
# of projects
~$0.9B
FY20
FY21E
FY22E
FY23E
FY24E
FY25E
EMEA 1
APAC 1
Future JVs

Total Revenues from All JVs

Over $1 billion in revenues by 2025; capacity 530 – 1,000 MW



> $1B
FY20
FY21E
FY22E
FY23E
FY24E
FY25E
EMEA 1
APAC 1
Future JVs

© 2021 • Equinix 56

[1]FY21 through FY25 figures represent expected revenues from all JVs and planned capital investments

xScale value is substantial

Strategic relationships

xScale Opportunity Is Accelerating

	Initial Projection	New Projection[1]
Markets	8 – 14	17 – 20
Projects	15 – 35	30 – 45
Total megawatts	300 – 700	530 – 1,000
Total CAPEX	$2.5 – $5.5B	$5.0 – $10.0B
Equinix equity	20 – 49%	20%
Leverage	35 – 65%	~50%
Implied Equinix investment	$0.5B – $1.3B	$0.5 – $1.0B
Projected Equinix returns	13 – 17%	12 – 17%

Equinix Benefit

Revenues

- **Recurring Fees**
  - Asset Management
  - Facilities Management
- **Non-recurring Fees**
  - Development Management
  - Sales and Marketing

Cash Flow

- Recurring and Non-recurring Fees
- AFFO contribution from 20% ownership

Future Value Creation

- Exit promote attributed to asset(s) sold

© 2021 • Equinix 57

[1]Represents estimated projections by 2025

Three-pronged strategy aimed at extending market leadership

The platform strategy at work in **Frankfurt**



Current Retail
Future Retail
Future xScale
Retail and xScale Landbank
1KM
FR7
FR5
3KM
FR4-6
FR8
Campus Kleyer
FR9x
FR13
FR2
FR11x
Campus Northeast

Scaling Interconnection-rich Ecosystems[1]

- 24,000+ Cross Connects
- 1,000+ Customers
- 280+ Networks
- 1,975 Approved Retail Cabinet Adds

Innovating our Digital Infrastructure Services[1]

- 170+ Equinix Metal™ Servers
- 30+ Network Edge Instances
- 2,000+ Virtual Connections

Extending our Reach with xScale

- Expecting 4-8 Hyperscalers by 2025
- 100 MW of planned capacity by 2025

© 2021 • Equinix 58

[1]As of Q1 21

Strong historical AFFO performance[1]

Utilizing our balance sheet to drive attractive shareholder value



AFFO per share[2]
Adjusted EBITDA
AFFO
AFFO as % of Adjusted EBITDA
$20.69
$22.81
$24.76
$27.00
+9%
2,413
69%
1,659
2,688
72%
1,931
2,853
77%
2,189
3,101
79%
2,438
FY18
FY19
FY20
FY21E[3]

[1]AFFO and Adjusted EBITDA as-reported and in $ millions except per share data | [2]AFFO per share includes integration costs | [3]FY21 guidance as announced on Form 8-K filed Apr 28, 2021. This does not constitute an update or reiteration of such guidance. Figures represent mid-point of guidance

© 2021 • Equinix 59

Revenue growth creating long-term value


>$9B
$6,589
2021E[1]
2025E

7-9%[2]

per year,
outpacing the market

- **Expanding TAM plays to our strengths**
- **Significant momentum with service providers; enterprise customers are fueling the ecosystem**
- **Strong bookings momentum combined with targeted MRR churn reductions; strategic pricing initiatives**
- **Accelerated entry into new markets, both organically and through M&A activities**
- **xScale and other product and services scale and growth; enhanced ecosystem value**

[1]FY21 guidance as announced on Form 8-K filed April 28, 2021; This does not constitute an update or reiteration of such guidance. Figures represent our guidance mid-point. $ revenues in millions and as-reported | [2]Represents range of estimated average growth rates each year through 2025. Assumes average currency rates used in our financial results remained the same over comparative periods. Excludes any future M&A activity

© 2021 • Equinix 60

Shareholder value creation[1]

7 – 10%

AFFO per share growth

Top-line growth and operating leverage aimed at creating attractive shareholder value

- Digital and xScale services complement our core business:
  - Drive attractive growth
  - Increase cashflow
  - Reduce MRR churn
- Create operating leverage in the business
- Deliver growing and durable AFFO per share
- Scale the cash dividend

[1]Represent the range of estimated growth rates each year from 2022E through 2025E. Assumes average currency rates used in our financial results remained the same over comparative periods. Includes previously announced acquisition GPX India but excludes any future M&A activity

© 2021 • Equinix 61

Key themes and takeaways

1 Strong execution fueling significant momentum

73

Quarters of consecutive growth[1]

BBB

Investment grade and low cost of debt[1]

2 Secular trends creating extraordinary opportunity

400K

Total connections[1]

3 Trends reinforcing our distinctive advantage

7-9%

Revenue growth[2]

4 Three-pronged strategy driving growth and leverage

Investment

in the platform

+$1B

xScale long-term JV revenues[4]

5 Delivering durable value to stakeholders

50%

Expansion of long-term EBITDA margin[3]

7-10%

AFFO per share growth[2]

[1]As of Q1 21 | [2]Represent range of estimated average growth rates each year through 2025. Assumes average currency rates used in our financial results remained the same over comparative periods. Excludes any future M&A activity | [3]Represents estimated adjusted EBITDA margin by 2025. | [4]Represents expected revenues from all JVs in FY25.

© 2021 • Equinix 62

Appendix

Global asset ownership portfolio[1]

Diversified asset ownership in support of our strategic priorities

AMERICAS


2018[3]
51%
OWNED
49%
LEASED
2021[2]
30%
LEASED
70%
OWNED

	2018 % OF MRR	2018 OWNED	2021 % OF MRR	2021 OWNED
Washington DC	18%	79%	19%	82%
New York	19%	22%	18%	83%
Silicon Valley	13%	55%	12%	66%
Chicago	10%	33%	10%	34%
Dallas	6%	84%	8%	89%
Miami	8%	93%	6%	92%
Sao Paulo	6%	12%	5%	73%
All Canada	2%	0%	6%	63%
SA Other	2%	64%	2%	80%
US Other	16%	49%	12%	39%
AMER Total	100%	51%	100%	70%

EMEA


2018[3]
37%
LEASED
63%
OWNED
2021[2]
36%
LEASED
64%
OWNED

	2018 % OF MRR	2018 OWNED	2021 % OF MRR	2021 OWNED
London	27%	66%	27%	59%
Frankfurt	18%	86%	21%	88%
Amsterdam	14%	96%	14%	97%
Paris	11%	70%	11%	73%
Northern GEMs	13%	39%	12%	51%
Southern GEMs	8%	31%	8%	18%
EMEA Other	9%	8%	7%	8%
EMEA Total	100%	63%	100%	64%

ASIA-PACIFIC


2018[3]
7%
OWNED
93%
LEASED
2021[2]
15%
OWNED
85%
LEASED

	2018 % OF MRR	2018 OWNED	2021 % OF MRR	2021 OWNED
Singapore	30%	0%	31%	0%
Tokyo	30%	6%	25%	9%
Hong Kong	19%	0%	16%	0%
Sydney	15%	18%	15%	44%
AP Other	7%	34%	12%	53%
AP Total	100%	7%	100%	15%

($M)

[1]2021 revenue as of Q1 21; 2018 revenue based on Q1 18 | [2]2021 excludes Packet acquisition, non-IBX assets, EMEA xScale JV and Asia-Pacific xScale JV; Acquisition IBX-level financials are based on allocations which will be refined as integration activities continue | [3]2018 excludes unconsolidated IBX JK1, Telecity and Bit-Isle IBX-level financials are based on allocations which we expect to refine as integration activities continue

© 2021 • Equinix 64

Non-recurring revenues[1]

NRR expected to stabilize at approximately six percent of revenues; quarterly volatility



NRR % of Revenues
NRR
5.7%
5.8%
5.8%
5.7%
~6%
19%
47
10%
29
5%
17
~19%
FY17
FY18
FY19
FY20
FY21 E2



Components1 of NRR
FY21 E
Other
JV Fees
Smart Hands®
Installation Revenues
Equinix Custom Order Work

© 2021 • Equinix 65

[1]$ Non-recurring revenues (NRR) in millions and as-reported | [2]FY21 guidance as announced on Form 8-K filed April 28, 2021. This does not constitute an update or reiteration of such guidance. Figures represent mid-point of guidance

Strategic CAPEX investments[1]

Targeting $2.5 - $3.0B of CAPEX per year to expand and maintain Equinix's platform[2]


59%
7%
20%
8%
6%
Retail Expansion
Recurring
IT, Integration & Other
Product
Installation

Expansion by metro tier[3]


14%
Expansion
27%
59%
Small
Developing
Major

- Build-out of new IBX® data centers and phases
- Core and shell
- Building improvements
- Power and cooling equipment

Maintains assets


13%
11%
Recurring
76%
IBX Maintenance
Sustaining IT & Network
Re-configuration Installation

IT investment

- Customer initiatives
- Efficiency projects

Product investment

- New product development
- Enhancements to existing products

Supports new bookings

- CAPEX to support installation of new customers

© 2021 • Equinix 66

[1]CAPEX mix reflects Guidance as announced on Form 8-K filed April 28, 2021 excluding xScale and real estate. This does not constitute an update or reiteration of such guidance | [2]Represents annual guidance for FY22 – FY25 | [3]Smalll defined by metros with revenues less than $20M, Developing between $20M and $100M and Major greater than $100M

FY21 guidance[1]

Guidance as announced on April 28, 2021

- Includes the acquisition of Bell Canada; excludes GPX India
- Bookings strength and stable churn provides momentum heading into 2022
- FY21 AFFO per share[2] expected to be $26.73 – $27.28 including integration costs

($M)

Revenues	Adjusted EBITDA	AFFO[3]	CAPEX[4]	Dividend
6,559 – 6,619	3,071 – 3,131 ~47%	2,413 – 2,463	2,725 – 2,975	~1,029

[1]FY21 guidance as announced on form 8-K filed April 28, 2021. This does not constitute an update or reiteration of such guidance. Figures represent our FY21 guidance | [2]Based on an estimated 90.3M weighted average fully diluted shares | [3]AFFO excluding integration costs 2,443 – 2,493 | [4]Includes recurring and non-recurring CAPEX, including xScale

© 2021 • Equinix 67

© 2021 • Equinix

Appendix Non-GAAP Financial Reconciliations & Definitions

Definitions of Non-GAAP Measures

Cash Cost of Revenue

We define cash cost of revenues as cost of revenues less depreciation, amortization, accretion and stock-based compensation.

Cash Gross Profit

We define cash gross profit as revenues less cash cost of revenues.

Cash Gross Margins

We define cash gross margins as cash gross profit divided by revenues.

Cash Sales and Marketing

We define cash sales and marketing expenses as sales and marketing expenses less depreciation, amortization and stock-based compensation.

Cash General and Administrative expenses

We define cash general and administrative expenses as general and administrative expenses less depreciation, amortization and stock-based compensation.

Cash Selling, General and Administrative expenses (Cash SG&A)

Cash selling, general and administrative expenses is comprised of the following two categories of expenses:

1. Cash general and administrative expenses
2. Cash sales and marketing expenses

© 2021 • Equinix 70

Definitions of Non-GAAP Measures

Adjusted EBITDA

We define adjusted EBITDA as income from continuing operations excluding depreciation, amortization, accretion, stock-based compensation, restructuring charges, impairment charges, transaction costs and gain or loss on asset sales.

Adjusted EBITDA margin

We define adjusted EBITDA margins as adjusted EBITDA divided by revenues.

NAREIT Funds From Operations (NAREIT FFO or FFO)

We calculate Funds From Operations in accordance with the standards established by the National Association of Real Estate Investment Trusts ("NAREIT"). NAREIT FFO represents net income or loss, excluding gain or loss from the disposition of real estate assets, depreciation and amortization on real estate assets and adjustments for unconsolidated joint ventures' and non-controlling interests' share of these items.

Adjusted Funds From Operations (AFFO)

We define AFFO as FFO, excluding depreciation and amortization expense on non-real estate assets, accretion, stock-based compensation, restructuring charges, impairment charges, transaction costs, an installation revenue adjustment, a straight-line rent expense adjustment, a contract cost adjustment, amortization of deferred financing costs and debt discounts and premiums, gain or loss on debt extinguishment, an income tax expense adjustment, net income or loss from discontinued operations, net of tax, recurring capital expenditures and adjustments from FFO to AFFO for unconsolidated joint ventures' and non-controlling interests' share of these items.

© 2021 • Equinix 71

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© 2021 • Equinix